{Letterhead}
NICHOLAS II, INC.

                                                        February 11, 1998

Report to Fellow Shareholders:

        1997 produced excellent results for Nicholas II shareholders. Total return was 37.01% with distributions reinvested, compared to 33.35% for the S&P 500, 22.36% for the Russell 2000 small company index and 19.68% for the Lipper Mid-Cap Fund Index. Nicholas II is more of a small to mid-capitalization fund which we feel should be more directly compared to the Russell 2000. The long-term record of Nicholas II is also favorable when compared to relative indexes and funds as can be seen in the chart below.


                                                                  Average Annual Total Return*
                                                      ___________________________________________________________
                                                                                                 October 17, 1983**
                                                      One year        Five years      Ten years       14.21 years
                                                      ________        _________       _________       ___________
Nicholas II (Distributions Reinvested)                +37.01%          +17.71%         +16.14%          +16.34%
Lipper Mid-Cap Fund Index (Distributions Reinvested)  +19.68%          +15.45%         +16.77%            N/A
Russell 2000 (Dividends Reinvested)                   +22.36%          +16.41%         +15.76%          +11.73%
Standard & Poor' s 500 (Dividends Reinvested)          +33.35%          +20.25%         +18.04%          +16.87%
Consumer Price Index                                   +1.70%           +2.60%          +3.42%           +3.41%
Ending Value of $10,000 invested in
  Nicholas II (Distributions Reinvested)              $13,701          $22,603         $44,665          $85,866

        Performance in 1997 was driven by individual stock selection in areas such as banking, health care, retailing and consumer products. Also, the avoidance of what is known in the industry as "blow ups" was a critical factor in superior performance. "Blow ups" refer to stocks that collapse in one day after failing to meet earnings expectations.

        The market continues to follow the old adage "bigger is better". Mega consolidations are occurring every day and large-capitalization stocks continue their long-term dominance in performance over small-capitalization stocks. We plan to stick to our proven philosophy of investing in small and mid size companies even though the wind is in our face. Despite the prevailing wind Nicholas II has been able to remain compatitive.

                Sincerely,

                /S/ David O. Nicholas
                ---------------------
                David O. Nicholas
                Portfolio Manager

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.
**      Date of initial public offering.

700 North Water Street - Milwaukee, Wisconsin - 53202-4276
         800-227-5987 - 414-272-6133

Nicholas II, Inc.
December 31, 1997

NET ASSETS:  $1.025 Billion
NUMBER OF HOLDINGS:  61
INCEPTION DATE:  10/17/83
TICKER SYMBOL:  NCTWX
P/E:  31.93 (latest 12 month earnings)
MEDIAN MARKET
 CAPITALIZATION:  $1.741 Billion
TURNOVER RATE:  30.21%*
EXPENSE RATIO:  0.61%*

*As of most recent fiscal year ended September 30, 1997.

Top Ten Holdings
December 31, 1997

                            Percentage
Name                       of Net Assets
_____                      _____________
Health Management
  Associates, Inc.              5.39%
Expeditors International
  of Washington                 3.71
Mutual Risk
  Management, Ltd.              3.62
Marshall & Ilsley
  Corporation                   3.20
Fiserv, Inc.                    3.08
Tootsie Roll
  Industries, Inc.              2.88
Elan Corporation, plc           2.70
DENTSPLY
  International Inc.            2.64
Patterson Dental
  Company                       2.60
Protective Life
  Corporation                   2.59
                             _______
                               32.41%
                             _______
                             _______

Equity Sector Weightings
December 31, 1997

Durables        1.3%
Technology      2.3%
Staples         3.1%
Cyclicals       7.9%
Retail         12.4%
Financials     16.0%
Services       20.9%
Health         36.1%

Historical Record (Unaudited)

                                                       Dollar
                       Net                             Weighted        Growth of an
                       Asset Value     Distributions   Price/Earnings  Initial $10,000
                       Per Share       Per Share       Ratio**         Investment***
                      ___________     ____________    _____________   _____________
October 17, 1983*        $10.00         $                               $10,000
September 30, 1986        16.90          0.2240         15.0 times      17,581
September 30, 1987        21.01          0.9330         20.9            23,108
September 30, 1988        18.58          1.6410         15.0            22,766
September 30, 1989        21.76          0.4150         17.1            27,291
September 30, 1990        17.39          0.9810         14.8            22,888
September 30, 1991        23.87          0.4856         17.8            32,250
September 30, 1992        24.53          0.6489         17.3            34,052
September 30, 1993        26.94          1.0350         18.1            38,885
September 30, 1994        26.71          1.6700         18.5            41,020
September 30, 1995        30.07          2.1000         20.8            50,205
September 30, 1996        33.34          2.6729         28.9            60,922
September 30, 1997        40.65          3.2400         31.4            82,206
December 31, 1997         36.94          5.3092 (a)     31.9            85,866

*       Date of Initial Public Offering                      (a)     Paid December 31, 1997
**      Based on latest 12 months accomplished earnings              to shareholders of record
***     Assuming reinvestment of all distributions                   December 24, 1997.

Range in quarter end price/earnings ratios
     High            Low
______________   _____________
12/31/97  31.9   9/30/85  11.7
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